EXHIBIT 23.1

                               CONSENT OF COUNSEL

     We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to this Form S-3 Registration Statement for ETRAVNET.COM, Inc. under the caption "Legal Matters".




                                                 /s/DUNCAN, BLUM AND ASSOCIATES
Bethesda, Maryland
January 3, 2000